NATIONWIDE MUTUAL FUNDS
Nationwide Amundi Strategic Income Fund

Supplement dated June 11, 2025
to the Summary Prospectus dated February 28, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective June 26, 2025, the Summary Prospectus is amended as follows:

1.	The Nationwide Amundi Strategic Income Fund is renamed the “Nationwide Strategic Income Fund.” All references to the Fund’s former name in the Summary Prospectus are replaced accordingly.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE